January 27, 2012

Amended April 16, 2012

and September 10, 2012

Prospectus

Touchstone Investment Trust

	Class A	Class C	Class Y	Class S	Institutional
Touchstone Core Bond Fund	TOBAX	TODCX	TOBYX	—	TOBIX
Touchstone High Yield Fund	THYAX	THYCX	THYYX	—	THIYX
Touchstone Money Market Fund	TMMXX	—	—	TMSXX	—
Touchstone Institutional Money Market Fund	—	—	—	—	TINXX

The Securities and Exchange Commission has not approved the Funds’ shares as an investment or determined whether this Prospectus is accurate or complete.  Anyone who tells you otherwise is committing a crime.

TOUCHSTONE CORE BOND FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Core Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital.  Capital appreciation is a secondary goal.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s Prospectus on page 31 and in the sections entitled “Choosing a Share Class” on page 54 and “Other Purchase and Redemption Information” on page 59 in the Fund’s Statement of Additional Information (“SAI”).

	Class A		Class C		Class Y		Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	4.75%		None		None		None
Maximum Deferred Sales Charge (as a percentage of original purchase price or the amount redeemed, whichever is less)	None		1.00%		None		None
Wire Redemption Fee	Up to $15		Up to $15		Up to $15		Up to $15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%		0.50%		0.50%		0.50%
Distribution (12b-1) Fees	0.25	%(1)	1.00%		None		None
Other Expenses	0.53%		0.94%		0.50	%(2)	0.37	%(2)
Acquired Fund Fees and Expenses (AFFE)(3)	0.01%		0.01%		0.01%		0.01%
Total Annual Fund Operating Expenses	1.29%		2.45%		1.01%		0.88%
Fee Waiver and/or Expense Reimbursement(4)	0.45	%(5)	0.86	%(5)	0.42%		0.37%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.84	%(5)	1.59	%(5)	0.59%		0.51%

(1)

The Fund is authorized under its 12b-1 plan for Class A shares to pay an annual fee of up to 0.35% of its average daily net assets for the sale and distribution of shares. The Fund currently intends to limit the amount of 12b-1 fees for Class A shares to a maximum of 0.25% per annum of the average daily net assets of Class A shares.

(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.
(3)

The total annual fund operating expenses do not correlate to the ratio of expenses that are included in the Fund’s Annual Report dated September 30, 2011 because the Annual Report does not include Acquired Fund Fees and Expenses.

(4)

Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.83%, 1.58%, 0.58%, and 0.50% for Class A shares, Class C shares, Class Y Shares, and Institutional Class Shares respectively. This expense limitation will remain in effect until at least April 16, 2014 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the shareholders. The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount. See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Funds’ Management” in the Fund’s Prospectus for more information.

(5)

Expenses shown above have been restated to reflect a change in the fund’s contractual fee waiver and will differ from the expenses reflected in the fund’s annual Report for the fiscal year ended September 30, 2011.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting any contractual fee waivers).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$557	$262	$60	$52	$162
3 Years	$778	$594	$236	$205	$594
5 Years	$1,064	$1,145	$474	$413	$1,145
10 Years	$1,880	$2,651	$1,158	$1,014	$2,651

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 319% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund normally invests at least 80% of its net assets (including borrowings for investment purposes) in bonds.  Bonds include mortgage-related securities, asset-backed securities, government securities and corporate debt securities.  Shareholders will be provided with at least 60 days’ prior notice of any change in this policy.  The Fund expects to have an average effective maturity of between 5 and 15 years.  The Fund invests at least 80% of its total assets in investment-grade debt securities, but may invest up to 20% of its total assets in non-investment grade debt securities rated less than a BBB-/Baa3 rating by Moody’s Investors Service, Standard & Poor’s Ratings Group or Fitch Ratings.  Non-investment grade debt securities are often referred to as “junk bonds” and are considered speculative.

In deciding what securities to buy and sell for the Fund, the sub-advisor, Fort Washington Investment Advisors, Inc. (“Fort Washington”), analyzes the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on maximizing total return while reducing volatility of the Fund’s portfolio.  Fort Washington follows a disciplined sector allocation process in order to build a broadly diversified portfolio of bonds.

The Fund may engage in frequent and active trading as part of its principal investment strategy.

The Key Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.  The Fund is subject to the principal risks summarized below.

Credit Risk:  The securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due.  This may cause the issuer’s securities to decline in value.

Prepayment Risk: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

Market Risk: The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. When markets are volatile, the Fund may not be able to buy or sell securities at favorable prices and the Fund may lose money.

Interest Rate Risk: As interest rates rise, the value of fixed income securities the Fund owns will likely decrease.  Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed income security that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years.  Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.

Investment Grade Securities Risk:  Investment grade debt securities may be downgraded by a Nationally Recognized Statistical Rating Organization (“NRSRO”) to below investment grade status, which would increase the risk of holding these securities or a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Investment-grade debt securities rated in the lowest rating category by an NRSRO involve a higher degree of risk than fixed-income securities in the higher-rating categories.  While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well.  For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Rating Agency Risk:  Ratings represent an NRSRO’s opinion regarding the quality of the security and are not a guarantee of quality.  NRSROs may fail to make timely credit ratings in response to subsequent events.  In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

U.S. Government Securities Risk:  The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates.  While some of the U.S. government securities held by the Fund are backed by the full faith and credit of the U.S. government, others are supported only by the credit of the government agency issuing the security.  The Fund may not be able to make a claim against the U.S. government if the agency issuing the security does not meet its obligations.  Securities backed by the full faith and credit of the U.S. government include Treasury bills, Treasury notes, Treasury bonds, Government National Mortgage Association (“GNMA”) securities and Overseas Private Investment Corporation (“OPIC”) securities.  Securities backed only by the credit of the government agency issuing the security include securities issued by the Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Agricultural Mortgage Corporation (“FMAC”), Student Loan Marketing Association (“SLMA”), Small Business Administration (“SBA”) and Tennessee Valley Authority (“TVA”).

Mortgage-Backed Securities Risk:  Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average duration of the Fund’s mortgage-backed securities and, therefore, to fully assess the interest rate risk of the Fund. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Asset-Backed Securities Risk:   Asset-backed securities are fixed income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Even with a credit enhancement by a third party, there is still risk of loss. There could be inadequate collateral or no collateral for asset-backed securities. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and, at times, the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change the securities’ effective durations.

Non-Investment Grade Debt Securities Risk:  Non-investment grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal.  There is a high risk that the Fund could suffer a loss from investments in non-investment grade debt securities caused by the default of an issuer of such securities.  Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of non-investment grade debt securities generally will not receive payments until the holders of all other debt have been paid.  In addition, the market for non-investment grade debt securities has, in the past, had more frequent and larger price changes than the markets for other securities.  Non-investment grade debt securities can also be more difficult to sell for good value.

Management Risk: The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Portfolio Turnover Risk:  Frequent and active trading may result in greater expenses to the Fund and may generate more taxable short-term gains for shareholders, which may lower the Fund’s performance.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.

The Fund’s Performance(1)

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund.  This bar chart shows changes in performance (before taxes) of the Fund’s Class A shares for each of the last 10 calendar years.  The bar chart does not reflect any sales charges, which would reduce your return.  The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Core Bond Fund — Class A Total Returns as of December 31

Best Quarter: 3rd Quarter 2009  +7.14%        Worst Quarter:  3rd Quarter 2008  -2.68%

The performance table shows how the Fund’s average annual total returns (before and after taxes) for 1, 5 and 10 years compare with those of the Barclays Capital U.S. Aggregate Bond Index.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns may differ from those shown and depend on your tax situation.  The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.  The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

Average Annual Total Returns
For the period ended December 31, 2011

	1 Year	5 Years	10 Years
Core Bond Fund — Class A
Return Before Taxes	3.03%	5.53%	4.79%
Return After Taxes on Distributions	1.53%	3.88%	3.20%
Return After Taxes on Distributions and Sale of Fund Shares	1.93%	3.73%	3.14%
Barclays Capital U.S. Aggregate Bond Index
(reflects no deductions for fees, expenses or taxes)	7.84%	6.50%	5.78%

Core Bond Fund — Class C
Return Before Taxes	6.25%	5.74%	4.51%
Barclays Capital U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	7.84%	6.50%	5.78%

(1) Performance for Class Y and Institutional shares is not shown because the share classes commenced operations on April 16, 2012. Class Y shares and Institutional shares would have had substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the share classes do not have the same expenses.

Investment Advisor	Investment Sub-Advisor

Touchstone Advisors, Inc.	Fort Washington Investment Advisors, Inc.

Portfolio Manager(s)

Timothy J. Policinski, CFA
Managing Director and Senior Portfolio Manager
Managing Fund since 2001

Daniel J. Carter, CFA
Assistant Vice President and Portfolio Manager
Managing Fund since 2001

Buying and Selling Fund Shares

	Class A, Class C and Class Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor.  Class Y shares are available only through your financial institution.  Institutional Shares are available through Touchstone Securities, Inc. or your financial institution.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TOUCHSTONE HIGH YIELD FUND SUMMARY

The Fund’s Investment Goal

The Touchstone High Yield Fund seeks to achieve a high level of income as its main goal. Capital appreciation is a secondary consideration.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s Prospectus on page 31 and in the sections entitled “Choosing a Share Class” on page 54 and “Other Purchase and Redemption Information” on page 59 in the Fund’s Statement of Additional Information (“SAI”).

	Class A		Class C	Class Y	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	4.75%		None	None	None
Maximum Deferred Sales Charge (as a percentage of original purchase price or the amount redeemed, whichever is less)	None		1.00%	None	None
Wire Redemption Fee	Up to $15		Up to $15	Up to $15	Up to $15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%		0.55%	0.55%	0.55%
Distribution (12b-1) Fees	0.25	%(1)	1.00%	None	None
Other Expenses	0.38%		0.56%	0.42%	0.27	%(2)
Total Annual Fund Operating Expenses	1.18%		2.11%	0.97%	0.82%
Fee Waiver and/or Expense Reimbursement(3),(4)	0.19%		0.37%	0.23%	0.23%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.99%		1.74%	0.74%	0.59%

(1)

The Fund is authorized under its 12b-1 plan for Class A shares to pay an annual fee of up to 0.35% of its average daily net assets for the sale and distribution of shares. The Fund currently intends to limit the amount of 12b-1 fees for Class A shares to a maximum of 0.25% per annum of the average daily net assets of Class A shares.

(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.
(3)

Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.99%, 1.74%, 0.74% and 0.59% for Class A shares, Class C shares, Class Y shares, and Institutional shares, respectively.  This expense limitation will remain in effect until at least September 10, 2013 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. Touchstone Advisors is entitled to recoup, subject to approval by the Board of Trustees of the Fund, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the expense limitation.  See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Funds’ Management” in the Fund’s Prospectus for more information.

(4)	Expenses shown above have been restated to reflect a change in the Fund’s contractual fee waiver.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting any contractual fee waivers).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$571	$277	$76	$60	$177
3 Years	$814	$625	$286	$239	$625
5 Years	$1,076	$1,100	$514	$432	$1,100
10 Years	$1,823	$2,412	$1,169	$992	$2,412

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund normally invests at least 80% of its net assets (including borrowings for investment purposes) in non-investment grade debt securities.  Shareholders will be provided with at least 60 days’ prior notice of any change in this policy.  The Fund generally invests in non-investment grade debt securities of domestic corporations.  Non-investment grade debt securities are often referred to as “junk bonds” and are considered speculative. The Fund expects to have an average maturity of between 6 and 10 years, but it may vary to between 4 and 12 years.

In selecting securities for the Fund, the sub-advisor, Fort Washington Investment Advisors, Inc. (“Fort Washington”), analyzes the overall investment opportunities and risks in different industry sectors focusing on those industries that exhibit stability and predictability.  Having developed certain industry biases resulting from the current macroeconomic environment, Fort Washington implements a process of elimination through which certain types of securities are removed from the list of initially selected securities due to their structure.  The next step is to apply a rigorous credit selection process in order to identify securities that offer attractive investment opportunities.  Once a security has been purchased, the credit analysis process is re-applied to each individual security in the Fund’s portfolio on a periodic basis or as new information becomes available to determine whether or not to keep a security in the Fund’s portfolio.

The Key Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

Non-Investment Grade Debt Securities Risk:  Non-investment grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal.  There is a high risk that the Fund could suffer a loss from investments in non-investment grade debt securities caused by the default of an issuer of such securities.  Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of non-investment grade debt securities generally will not receive payments until the holders of all other debt have been paid.  In addition, the market for non-investment grade debt securities has, in the past, had more frequent and larger price changes than the markets for other securities.  Non-investment grade debt securities can also be more difficult to sell for good value.

Credit Risk:  The securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due.  This may cause the issuer’s securities to decline in value.

Prepayment Risk: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

Market Risk: The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. When markets are volatile, the Fund may not be able to buy or sell securities at favorable prices and the Fund may lose money.

Interest Rate Risk: As interest rates rise, the value of fixed income securities the Fund owns will likely decrease.  Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed income security that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years.  Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.

Investment Grade Securities Risk:  Investment grade debt securities may be downgraded by a Nationally Recognized Statistical Rating Organization (“NRSRO”) to below investment grade status, which would increase the risk of holding these securities or a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Investment-grade debt securities rated in the lowest rating category by an NRSRO involve a higher degree of risk than fixed-income securities in the higher-rating categories.  While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well.  For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Rating Agency Risk:  Ratings represent an NRSRO’s opinion regarding the quality of the security and are not a guarantee of quality.  NRSROs may fail to make timely credit ratings in response to subsequent events.  In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Management Risk: The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.

The Fund’s Performance(1)

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund.  The bar chart shows changes in performance (before taxes) of the Fund’s Class A shares for each of the last 10 calendar years.  The bar chart does not reflect any sales charges, which would reduce your return.  The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.  Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

High Yield Fund — Class A Total Returns as of December 31

Best Quarter:  2nd Quarter 2009 +22.23%        Worst Quarter:  3rd Quarter 2008 -20.40%

The performance table shows how the Fund’s average annual total returns (before and after taxes) for 1, 5 and 10 years compare with those of the Merrill Lynch U.S. High Yield Cash Pay Index.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns may differ from those shown and depend on your tax situation.  The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

Class A shares began operations on May 1, 2000, Class C shares began operations on May 23, 2000, Class Y shares began operations on February 1, 2007 and Institutional shares began operations on January 27, 2012.  The Class Y shares performance was calculated using the historical performance of the Class A shares for the period from May 1, 2000 through February 1, 2007.

Average Annual Total Returns

For the period ended December 31, 2011

	1 Year	5 Years	10 Years
High Yield Fund — Class A
Return Before Taxes	0.51%	5.87%	7.20%
Return After Taxes on Distributions	-2.18%	2.70%	4.15%
Return After Taxes on Distributions and Sale of Fund Shares	0.30%	3.06%	4.30%
Merrill Lynch U.S. High Yield Cash Pay Index
(reflects no deductions for fees, expenses or taxes)	4.50%	7.26%	8.54%

High Yield Fund — Class C
Return Before Taxes	3.61%	6.10%	6.90%
Merrill Lynch U.S. High Yield Cash Pay Index
(reflects no deductions for fees, expenses or taxes)	4.50%	7.26%	8.54%

High Yield Fund — Class Y
Return Before Taxes	5.75%	7.24%	7.89%
Merrill Lynch U.S. High Yield Cash Pay Index
(reflects no deductions for fees, expenses or taxes)	4.50%	7.26%	8.54%

(1) Performance for Institutional shares is not shown because the Institutional shares commenced operations on January 27, 2012. Institutional shares would have had substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the share classes do not have the same expenses.

Investment Advisor	Investment Sub-Advisor

Touchstone Advisors, Inc.	Fort Washington Investment Advisors, Inc.

Portfolio Manager(s)

Brendan M. White, CFA
Managing Director and Senior Portfolio Manager
Managing Fund since 2000

Timothy Jossart, CFA
AVP, Assistant Portfolio Manager & Senior Credit Research Manager
Managing Fund since 2011

Buying and Selling Fund Shares

	Class A, Class C and Class Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. You may purchase and sell Class A and Class C shares of the Fund directly from Touchstone Securities, Inc. or through your financial advisor.  Class Y shares are available only through your financial institution.  Institutional shares are available through Touchstone Securities, Inc. or your financial institution.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s Prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TOUCHSTONE MONEY MARKET FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Money Market Fund seeks high current income, consistent with liquidity and stability of principal.  The Fund is a money market fund, which seeks to maintain a constant share price of $1.00 per share.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

	Class A		Class S
Shareholder Fees (fees paid directly from your investment)
Wire Redemption Fee	Up to $15		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.44%		0.44%
Distribution (12b-1) Fees	0.25	%(1)	0.35	%(2)
Other Expenses	0.45%		0.41%
Total Annual Fund Operating Expenses	1.14%		1.20%
Fee Waiver and/or Expense Reimbursement(3),(4)	0.29%		0.30%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.85%		0.90%

(1)

The Fund is authorized under its 12b-1 plan for Class A shares to pay an annual fee of up to 0.35% of its average daily net assets for the sale and distribution of shares. The Fund currently intends to limit the amount of 12b-1 fees for Class A shares to a maximum of 0.25% per annum of the average daily net assets of Class A shares.

(2)

The Fund is authorized under its 12b-1 plan for Class S shares to pay an annual fee of up to 1.00% of its average daily net assets for the sale and distribution of shares. The Fund currently intends to limit the amount of 12b-1 fees for Class S shares to a maximum of 0.35% per annum of the average daily net assets of Class S shares.

(3)

Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.85% and 0.90% for Class A shares and Class S shares, respectively. This expense limitation will remain in effect until at least January 27, 2013 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the shareholders. The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount. See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Funds’ Management” in the Fund’s Prospectus for more information.

(4)

The fee waivers do not correlate to “Ratio of net expenses to average net assets” shown in the annual report due to an additional voluntary fee waiver. During the last fiscal year, Touchstone Advisors voluntarily waived additional fees or reimbursed certain Fund expenses. Due to the voluntary fee waivers, the Fund’s actual ratio of net expenses to average net expenses was 0.44% and 0.42% for Class A shares and Class S shares, respectively.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting any contractual fee waivers).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class S
1 Year	$87	$92
3 Years	$333	$351
5 Years	$600	$631
10 Years	$1,360	$1,428

The Fund’s Principal Investment Strategies

The Fund invests in U.S. government securities and high-quality money market instruments rated in one of the top two short-term rating categories or determined by the sub-advisor to be of comparable quality.  The Fund’s investments may include:

•         Bank obligations, including certificates of deposit, bankers’ acceptances and time deposits

•         U.S. government securities issued directly by the U.S. Treasury or by agencies of the U.S. government

•         Short-term corporate debt securities

•         Short-term municipal securities

•         Variable and floating rate securities

•         Repurchase agreements

The Fund maintains a dollar-weighted average portfolio maturity of 60 days or less, a dollar-weighted average life of 120 days or less, and purchases only United States dollar-denominated securities with maturities of 397 days or less.

The Fund will hold at least 10% of its total assets in “Daily Liquid Assets” and at least 30% of its total assets in “Weekly Liquid Assets.”  “Daily Liquid Assets” include cash (including demand deposits), direct obligations of the U.S. government and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day.  “Weekly Liquid Assets” include cash (including demand deposits), direct obligations of the U.S. government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within 5 business days.  The Fund is also subject to quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, designed to help it maintain a constant share price of $1.00 per share.

The Key Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the U.S. Treasury or any other government agency.  Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.  There is no guarantee that the Fund will be able to avoid a negative yield.

Market Risk:  Adverse developments affecting banks could have a negative effect on the value of the Fund’s portfolio securities.  This could cause the value of the Fund’s shares to decrease to a price less than $1.00 per share. During periods of extreme market volatility, prices of securities held by the Fund may be negatively impacted due to imbalances between credit market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities.  As a result, the market prices of securities held by the Fund could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.  A significant enough market disruption or drop in market prices of securities held by the Fund, especially at a time during which the Fund needs to sell securities to meet shareholder redemption requests, could cause the value of the Fund’s shares to decrease to a price less than $1.00 per share.

Credit Risk: The securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due.  This may cause the issuer’s securities to decline in value.

Interest Rate Risk: The yield of the Fund will vary from day to day due to changes in interest rates. Generally, the Fund’s yield will increase when interests rate increase and will decrease when interest rates decrease.

U.S. Government Securities Risk:  The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates.  While some of the U.S. government securities held by the Fund are backed by the full faith and credit of the U.S. government, others are supported only by the credit of the government agency issuing the security.  The Fund may not be able to make a claim against the U.S. government if the agency issuing the security does not meet its obligations.  Securities backed by the full faith and credit of the U.S. government include Treasury bills, Treasury notes, Treasury bonds, Government National Mortgage Association (“GNMA”) securities and Overseas Private Investment Corporation (“OPIC”) securities.  Securities backed only by the credit of the government agency issuing the security include securities issued by the Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Agricultural Mortgage Corporation (“FMAC”), Student Loan Marketing Association

(“SLMA”), Small Business Administration (“SBA”) and Tennessee Valley Authority (“TVA”).

Rating Agency Risk:  Ratings represent the opinion of a Nationally Recognized Statistical Rating Organization (“NRSRO”)  regarding the quality of the security and are not a guarantee of quality.  NRSROs may fail to make timely credit ratings in response to subsequent events.  In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Management Risk: The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for 1, 5, and 10 years.  The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance and current yield information is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Money Market Fund — Class A Total Returns as of December 31

Best Quarter:  3rd Quarter 2007 +1.17%        Worst Quarter:  4th Quarter 2009 0.00%

Average Annual Total Returns
For the period ended December 31, 2011

	1 Year	5 Years	10 Years
Money Market Fund — Class A Shares	0.01%	1.63%	1.86%

			Since Class Started (02/03/03)
Money Market Fund — Class S Shares	0.01%	1.47%	1.64%

Investment Advisor	Investment Sub-Advisor

Touchstone Advisors, Inc.	Fort Washington Investment Advisors, Inc.

Portfolio Manager(s)

John J. Goetz, CFA

Vice President and Senior Portfolio Manager

Managing Fund since 1995

Jay M. Devine

Senior Portfolio Manager

Managing Fund since 2001

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A		Class S
	Initial Investment	Additional Investment	Initial Investment	Additional Investment
Regular Account	$2,500	$50	No Minimum	No Minimum
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50	N/A	N/A
Investments through the Automatic Investment Plan	$100	$50	N/A	N/A

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. You may purchase and sell Class A shares of the Fund directly from Touchstone Securities, Inc. or through your financial advisor.  Class S shares are available only through broker-dealers and financial institutions with selling agreements with Touchstone.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s Prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TOUCHSTONE INSTITUTIONAL MONEY MARKET FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Institutional Money Market Fund seeks high current income, consistent with the protection of capital.  The Fund is a money market fund, which seeks to maintain a constant share price of $1.00 per share.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

	Institutional
Shareholder Fees (fees paid directly from your investment)
	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%
Distribution (12b-1) Fees	0.00	%(1)
Other Expenses	0.22%
Total Annual Fund Operating Expenses	0.42%
Fee Waiver and/or Expense Reimbursement(2)	0.22%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.20%

(1)

The Institutional Money Market Fund is authorized under its 12b-1 plan to pay an annual fee of up to 0.10% of its average daily net assets for the sale and distribution of shares. The Institutional Money Market Fund does not currently intend to charge any 12b-1 fees.

(2)

Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.20%.  This expense limitation will remain in effect until at least January 27, 2013 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the shareholders.   The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund.  No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount.  See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Funds’ Management” in the Fund’s Prospectus for more information.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting any contractual fee waivers).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$20
3 Years	$113
5 Years	$213
10 Years	$508

The Fund’s Principal Investment Strategies

The Fund invests in U.S. government securities and high-quality money market instruments rated in one of the top two short-term rating categories or determined by the sub-advisor to be of comparable quality. The Fund’s investments may include:

•         Bank obligations, including certificates of deposit, bankers’ acceptances and time deposits

•         U.S. government securities issued directly by the U.S. Treasury or by agencies of the U.S. government

•         Short-term corporate debt securities

•         Short-term municipal securities

•         Variable and floating rate securities

•         Repurchase agreements

The Fund maintains a dollar-weighted average portfolio maturity of 60 days or less, a dollar-weighted average life of 120 days or less, and purchases only United States dollar-denominated securities with maturities of 397 days or less.

The Fund will hold at least 10% of its total assets in “Daily Liquid Assets” and at least 30% of its total assets in “Weekly Liquid Assets.”  “Daily Liquid Assets” include cash (including demand deposits), direct obligations of the U.S. government and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day.  “Weekly Liquid Assets” include cash (including demand deposits), direct obligations of the U.S. government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within 5 business days.  The Fund is also subject to quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, designed to help it maintain a constant share price of $1.00 per share.

The Key Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the U.S. Treasury or any other government agency.  Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.  There is no guarantee that the Fund will be able to avoid a negative yield.

Market Risk:  Adverse developments affecting banks could have a negative effect on the value of the Fund’s portfolio securities.  This could cause the value of the Fund’s shares to decrease to a price less than $1.00 per share. During periods of extreme market volatility, prices of securities held by the Fund may be negatively impacted due to imbalances between credit market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities.  As a result, the market prices of securities held by the Fund could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.  A significant enough market disruption or drop in market prices of securities held by the Fund, especially at a time during which the Fund needs to sell securities to meet shareholder redemption requests, could cause the value of the Fund’s shares to decrease to a price less than $1.00 per share.

Credit Risk: The securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due.  This may cause the issuer’s securities to decline in value.

Interest Rate Risk: The yield of the Fund will vary from day to day due to changes in interest rates. Generally, the Fund’s yield will increase when interests rate increase and will decrease when interest rates decrease.

U.S. Government Securities Risk:  The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates.  While some of the U.S. government securities held by the Fund are backed by the full faith and credit of the U.S. government, others are supported only by the credit of the government agency issuing the security.  The Fund may not be able to make a claim against the U.S. government if the agency issuing the security does not meet its obligations.  Securities backed by the full faith and credit of the U.S. government include Treasury bills, Treasury notes, Treasury bonds, Government National Mortgage Association (“GNMA”) securities and Overseas Private Investment Corporation (“OPIC”) securities.  Securities backed only by the credit of the government agency issuing the security include securities issued by the Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Agricultural Mortgage Corporation (“FMAC”), Student Loan Marketing Association (“SLMA”), Small Business Administration (“SBA”) and Tennessee Valley Authority (“TVA”).

Rating Agency Risk:  Ratings represent the opinion of a Nationally Recognized Statistical Rating Organization (“NRSRO”) regarding the quality of the security and are not a guarantee of quality.  NRSROs may fail to make timely credit ratings in response to subsequent events.  In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Management Risk: The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for 1, 5, and 10 years.  The Fund’s past performance does not necessarily indicate how it will perform in the future.  Updated performance and current yield information is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Institutional Money Market Fund Total Returns as of December 31

Best Quarter:  3rd Quarter 2007 +1.33%        Worst Quarter:  3rd Quarter 2011 +0.03%

Average Annual Total Returns
For the period ended December 31, 2011

	1 Year	5 Years	10 Years
Institutional Money Market Fund	0.16%	2.02%	2.15%

Investment Advisor	Investment Sub-Advisor

Touchstone Advisors, Inc.	Fort Washington Investment Advisors, Inc.

Portfolio Manager(s)

John J. Goetz, CFA

Vice President and Senior Portfolio Manager

Managing Fund since 1988

Jay M. Devine

Senior Portfolio Manager

Managing Fund since 2001

Buying and Selling Fund Shares

Minimum Investment Requirements

	Initial	Additional
	Investment	Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. You may purchase and sell shares of the Fund directly from Touchstone Securities, Inc. or through your financial advisor.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s Prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT STRATEGIES AND RISKS

Can a Fund Depart From its Principal Investment Strategies?

Each Fund from time to time may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions, including conditions when the sub-advisor is unable to identify attractive investment opportunities.  During these times, a Fund may not achieve its investment goals.

Can a Fund Change its Investment Goals Without Shareholder Approval?

Each Fund (except the Money Market Fund) may change its investment goal by a vote of the Board of Trustees without shareholder approval.  You would be notified at least 30 days before any change takes effect.

Do the Funds Have Other Investment Strategies, in Addition to their Principal Investment Strategies?

Core Bond Fund. The Fund may also invest in:

•         Preferred stocks

•         Debt securities denominated in foreign currencies (up to 20% of total assets)

•         Debt securities of emerging market countries (up to 10% of total assets)

•         To-Be-Announced Securities

•         Other investment companies

High Yield Fund. The Fund may also invest in:

•         Securities of foreign companies (up to 15% of total assets), but only up to 5% of its total assets in securities of foreign companies that are denominated in a currency other than the U.S. dollar

•         Debt securities of emerging market countries (up to 10% of total assets)

•         Mortgage-related securities, To-Be-Announced Securities and other types of loans and loan participations

•         U.S. government securities and securities of foreign governments

•         Preferred stocks

•         Other investment companies

Additional Information About Fund Investments — this section describes the various investments the Funds can invest in according to their investment strategies.

Money Market Instruments include:

•         Bank obligations

•         Short-term corporate debt securities

•         Short-term municipal securities

•         Variable and floating rate securities

•         Repurchase agreements

Bank Obligations include:

•         Certificates of deposit, which are issued by banks in exchange for the deposit of funds and have penalties for early withdrawal

•         Bankers’ acceptances, which are bills of exchange used by corporations to finance the shipment and storage of goods and to furnish dollar exchange

•         Time deposits, which are deposits in a bank that earn a specified interest rate over a given period of time

Repurchase Agreements are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, and instrumentalities.  A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date.  This date is usually not more than 7 days from the date of purchase.  The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security.

U.S. Government Securities include:

•         Securities issued directly by the U.S. Treasury such as Treasury bills, notes and bonds

•         Securities issued by agencies or instrumentalities of the U.S. government, such as the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Association (“FHLMC”), Federal Government Loan Mortgage Corporation (“FGLMC”), Student Loan Marketing Association (“SLMA”), Small Business Administration (“SBA”), Tennessee Valley Authority (“TVA”) and Overseas Private Investment Corporation (“OPIC”)

•         U.S. Treasuries issued without interest coupons (“STRIPS”)

•         Inflation-indexed bonds issued by the U.S. Treasury which have their principal value periodically adjusted to the rate of inflation

Some U.S. government securities are backed by the full faith and credit of the U.S. government, meaning that payment of principal and interest is guaranteed by the U.S. government.  Other U.S. government securities are backed only by the credit of the agency or instrumentality issuing the security, which may include the right of the issuer to borrow from the U.S. Treasury.  Securities backed by the full faith and credit of the U.S. government include Treasury bills, Treasury notes, Treasury bonds, GNMA securities and OPIC securities.  Securities backed only by the credit of the government agency issuing the security include securities issued by the FNMA, FHLMC, FGLMC, SLMA, SBA and TVA.

U.S. government securities also include securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program.  Under the Temporary Liquidity Guarantee Program, the FDIC guarantees, with the full faith and credit of the United States, the payment of principal and interest on the debt issued by certain private entities through the earlier of the maturity date of the debt or June 30, 2012.

Corporate Debt Securities are obligations of a corporation to pay interest and repay principal.  Corporate debt securities include commercial paper, notes and bonds.

Municipal Securities are issued to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to lend money to other public institutions.  The two types of municipal securities are general obligation bonds and revenue bonds.  General obligation bonds are secured by the issuer’s full faith and credit and taxing power, while revenue bonds are backed only by the revenues of the specific project.

Variable and Floating Rate Securities are securities with interest rates that are adjusted when a specific interest rate index changes (floating rate securities) or on a schedule (variable rate securities).

Investment Grade Debt Securities are generally rated BBB- or better by Standard & Poor’s Ratings Group (“S&P”) or Fitch Ratings (“Fitch”) or Baa3 or better by Moody’s Investors Service, Inc. (“Moody’s”).

Non-Investment Grade Debt Securities are higher risk, lower quality securities, often referred to as “junk bonds” and are considered speculative.  They are rated below BBB- by S&P and Fitch or below Baa3 by Moody’s.

Asset-Backed Securities represent groups of other assets, for example, credit card receivables that are combined or pooled for sale to investors.

Mortgage-Related Securities represent groups of mortgage loans that are combined for sale to investors.  The loans may be grouped together by agencies of the U.S. government such as the GNMA, FNMA and FHLMC.  Securities backed by the FNMA and FHLMC are not backed by the full faith and credit of the U.S. government, but are backed only by the credit of the government agency issuing the security.  Securities issued by GNMA are backed by the full faith and credit of the U.S. government.

The loans may also be grouped together by private issuers such as:

•         Commercial banks

•         Savings and loan institutions

•         Mortgage bankers

•         Private mortgage insurance companies

Mortgage-related securities include Collateralized Mortgage Obligations (“CMOs”) and Real Estate Mortgage Investment Conduits (“REMICs”). CMOs and REMICs are types of mortgage-related securities that provide an investor with a specified interest in the cash flow from a pool of mortgage loans or other mortgage-backed securities. CMOs and REMICs are issued in 2 or more classes with varying maturity dates and interest rates. A REMIC is a private entity formed to hold a fixed pool of mortgages secured by an interest in real property. A REMIC is a type of CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”).

To-Be-Announced Securities are paid for and delivered within 15 to 45 days from their date of purchase. In a to-be-announced transaction, the parties to the transaction commit to purchasing or selling securities before all the specific information, particularly the face amount of the securities, is known. If a Fund invests in to-be-announced securities, it will maintain a segregated account of, or otherwise earmark, cash or liquid securities to pay for its to-be-announced securities and this account will be valued daily in order to account for market fluctuations in the value of its to-be-announced commitments.

Other Investment Companies.  A Fund may invest in securities issued by other investment companies to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules thereunder and applicable Securities and Exchange Commission (“SEC”) staff interpretations thereof, or applicable exemptive relief granted by the SEC.  Touchstone Advisors has received an exemptive order from the SEC that permits each of the Core Bond Fund and High Yield Fund to invest up to 25% of its uninvested cash or cash collateral in one or more affiliated money market funds, subject to that Fund’s investment limitations and certain other conditions contained in the exemptive order.

Foreign Companies are companies that meet all of the following criteria:

•         They are organized under the laws of a foreign country

•         They maintain their principal place of business in a foreign country

•         The principal trading market for their securities is located in a foreign country

•         They derive at least 50% of their revenues or profits from operations in foreign countries

•         They have at least 50% of their assets located in foreign countries

Emerging Market Countries are countries other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.  When a Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that meet one or more of the following criteria:

•         It is organized under the laws of an emerging market country

•         It maintains its principal place of business in an emerging market country

•         The principal trading market for its securities is located in an emerging market country

•         It derives at least 50% of its revenues or profits from operations within emerging market countries

•         It has at least 50% of its assets located in emerging market countries

Lending of Portfolio Securities (All Funds).  The Funds may lend their portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Fund’s sub-advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower.  More information on securities lending is available in the SAI.

The following information pertains to the Money Market Funds.

High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two NRSROs (or by one NRSRO if only one NRSRO has issued a rating), or (2), if unrated, are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality.  High-quality securities are further divided into “first tier” and “second tier” securities.  First tier securities have received the highest short-term rating from at least two NRSROs (or one, if only one has rated the security).  Securities issued by a registered investment company that is a money market fund and U.S. government securities are also considered to be first tier securities.  Second tier securities have received short-term ratings within the two highest categories from at least two NRSROs (or one, if only one has rated the security), but do not qualify as first tier securities.

The Funds will not: (i) invest more than 3% of their total assets in second-tier securities; (ii) invest more than 0.50% of their total assets in second-tier securities issued by any single issuer; and (iii) acquire second-tier securities with a remaining maturity of more than 45 days.  In addition, each Fund’s investments in illiquid securities are limited to 5% of the Fund’s total assets.

What are the Principal Risks of Investing in the Funds?

The following is a list of principal risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds’ Statement of Additional Information (“SAI”):

Asset-Backed Securities Risk (Core Bond Fund):   Asset-backed securities are fixed income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Even with a credit enhancement by a third party, there is still risk of loss. There could be inadequate collateral or no collateral for asset-backed securities. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and, at times, the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change the securities’ effective durations.

Credit Risk (All Funds):  The securities in a Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due.  This may cause the issuer’s securities to decline in value.

Interest Rate Risk (Core Bond Fund and High Yield Fund): As interest rates rise, the value of fixed income securities a Fund owns will likely decrease.  Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed income security that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years.  Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.

Interest Rate Risk (Money Market Funds): The yield of the Money Market Funds will vary from day to day due to changes in interest rates.  Generally, the Money Market Funds’ yield will increase when interest rates increase and will decrease when interest rates decrease.

Investment Grade Securities Risk (Core Bond Fund and High Yield Fund):  Investment grade debt securities may be downgraded by an NRSRO to below investment grade status, which would increase the risk of holding these securities or a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Investment-grade debt securities rated in the lowest rating category by an NRSRO involve a higher degree of risk than fixed-income securities in the higher-rating categories.  While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well.  For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Management Risk (All Funds): The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Market Risk (Core Bond Fund and High Yield Fund): The prices of a Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. When markets are volatile, a Fund may not be able to buy or sell securities at favorable prices and a Fund may lose money.

Market Risk (Money Market Funds):  Adverse developments affecting banks could have a negative effect on the value of a Fund’s portfolio securities.  This could cause the value of a Fund’s shares to decrease to a price less than $1.00 per share. During periods of extreme market volatility, prices of securities held by a Fund may be negatively impacted due to imbalances between credit market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities.  As a result, the market prices of securities held by the Fund could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.  A significant enough market disruption or drop in market prices of securities held by a Fund, especially at a time during which a Fund needs to sell securities to meet shareholder redemption requests, could cause the value of a Fund’s shares to decrease to a price less than $1.00 per share.

Mortgage-Backed Securities Risk (Core Bond Fund):  Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average duration of the Fund’s mortgage-backed securities and, therefore, to fully assess the interest rate risk of the Fund. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Non-Investment Grade Debt Securities Risk (Core Bond Fund and High Yield Fund):  Non-investment grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal.  There is a high risk that a Fund could suffer a loss from investments in non-investment grade debt securities caused by the default of an issuer of such securities.  Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of non-investment grade debt securities generally will not receive payments until the holders of all other debt have been paid.  In addition, the market for non-investment grade debt securities has, in the past, had more frequent and larger price changes than the markets for other securities.  Non-investment grade debt securities can also be more difficult to sell for good value.  Successful investment in non-investment grade debt securities involves greater investment risk and is highly dependent on the sub-advisor’s credit analysis and market analysis.

Portfolio Turnover Risk (Core Bond Fund):  The Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Advisor and/or sub-advisor determines that it would be in the Fund’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Advisor’s or sub-advisor’s control. These transactions will increase the Fund’s “portfolio turnover.” A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund’s returns.

Prepayment Risk (Core Bond Fund and High Yield Fund): The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

Rating Agency Risk (All Funds):  Ratings represent an NRSRO’s opinion regarding the quality of the security and are not a guarantee of quality.  NRSROs may fail to make timely credit ratings in response to subsequent events.  In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

U.S. Government Securities Risk (Core Bond Fund and Money Market Funds):  A Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates.  While some of the U.S. government securities held by the Fund are backed by the full faith and credit of the U.S. government, others are supported only by the credit of the government agency issuing the security.  The Fund may not be able to make a claim against the U.S. government if the agency issuing the security does not meet its obligations.  Securities backed by the full faith and credit of the U.S. government include Treasury bills, Treasury notes, Treasury bonds, GNMA securities and OPIC securities.  Securities backed only by the credit of the government agency issuing the security include securities issued by the FNMA, FHLMC, FMAC, SLMA, SBA and TVA.

What are some of the Non-Principal Risks of Investing in the Funds?

Foreign Securities Risk (Core Bond Fund and High Yield Fund):  Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer’s home country.  There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.  There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.  Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

Emerging Markets Risk (Core Bond Fund and High Yield Fund):  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Manager of Managers Risk (All Funds).  The Advisor engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of the Fund. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

Market Disruption Risk (All Funds).  The United States, certain member states of the European Union and other countries have experienced during the past few years significant disruption to their financial markets, impacting the liquidity and volatility of securities generally, including securities in which the Funds may invest.  During periods of extreme market volatility, prices of securities held by the Funds may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities.  As a result, the market prices of securities held by the Funds could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

Instability in the financial markets during the past few years has led governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude the Funds’ ability to achieve their investment goals.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds. The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Advisor and sub-advisor will monitor developments and seek to manage the Funds in a manner consistent with achieving the Funds’ investment goals, but there can be no assurance that it will be successful in doing so.

Mortgage-Backed Securities Risk (High Yield Fund):  Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average duration of the Fund’s mortgage-backed securities and, therefore, to fully assess the interest rate risk of the Fund. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Sovereign Debt Risk (High Yield Fund):  The actions of foreign governments concerning their respective economies could have an important effect on their ability or willingness to service their sovereign debt. Such actions could have significant effects on market conditions and on the prices of securities and instruments held by the Fund, including the securities and instruments of foreign private issuers. Factors which may influence the ability or willingness of foreign sovereigns to service debt include, but are not limited to: the availability of sufficient foreign exchange on the date payment is due; the relative size of its debt service burden to the economy as a whole; its balance of payments (including export performance) and cash flow situation; its access to international credits and investments; fluctuations in interest and currency rates and reserves; and its government’s policies towards the International Monetary Fund, the World Bank and other international agencies. If a foreign sovereign defaults on all or a portion of its foreign debt, the Fund may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the prevailing country which could substantially delay or defeat any recovery.

Preferred Stock Risk (Core Bond Fund and High Yield Fund): Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline.

Other Investment Companies Risk (Core Bond Fund and High Yield Fund): The risks of investment in other investment companies typically reflect the risk of the types of securities in which the investment companies invest. When a Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as its share of the Fund’s fees and expenses.

U.S. Government Securities Risk (High Yield Fund):  A Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates.  While some of the U.S. government securities held by the Fund are backed by the full faith and credit of the U.S. government, others are supported only by the credit of the government agency issuing the security.  The Fund may not be able to make a claim against the U.S. government if the agency issuing the security does not meet its obligations.  Securities backed by the full faith and credit of the U.S. government include Treasury bills, Treasury notes, Treasury bonds, Government National Mortgage Association (“GNMA”) securities and Overseas Private Investment Corporation (“OPIC”) securities.  Securities backed only by the credit of the government agency issuing the security include securities issued by the Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Agricultural Mortgage Corporation (“FMAC”), Student Loan Marketing Association (“SLMA”), Small Business Administration (“SBA”) and Tennessee Valley Authority (“TVA”).

Where Can I Find Information About the Funds’ Portfolio Holdings Disclosure Policies?

A description of the Funds’ policies and procedures for disclosing portfolio securities to any person is available in the SAI and can also be found on the Funds’ website at www.TouchstoneInvestments.com.

THE FUNDS’ MANAGEMENT

Investment Advisor

Touchstone Advisors, Inc.  (“Touchstone Advisors” or the “Advisor”)

303 Broadway, Suite 1100, Cincinnati, OH 45202-4203

Touchstone Advisors has been a registered investment advisor since 1994. As of December 31, 2011, Touchstone Advisors had approximately $7.8 billion in assets under management.  As the Funds’ Advisor, Touchstone Advisors continuously reviews, supervises and administers the Funds’ investment programs and also ensures compliance with the Funds’ investment policies and guidelines.

Touchstone Advisors is responsible for selecting each Fund’s sub-advisor(s), subject to approval by the Board of Trustees.  Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise.  Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

•         Level of knowledge and skill

•         Performance as compared to its peers or benchmark

•         Consistency of performance over 5 years or more

•         Level of compliance with investment rules and strategies

•         Employees, facilities and financial strength

•         Quality of service

Touchstone Advisors will also continually monitor each sub-advisor’s performance through various analyses and through in-person, telephone and written consultations with the sub-advisor.  Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Board of Trustees, including whether or not a sub-advisor’s contract should be renewed, modified or terminated.

The SEC has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval.  The Funds must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Funds.  Shareholders of a Fund will be notified of any changes in its sub-advisory arrangements.

Two or more sub-advisors may manage a Fund, with each managing a portion of the Fund’s assets. If a Fund has more than one sub-advisor, Touchstone Advisors allocates how much of a Fund’s assets are managed by each sub-advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisors.

Touchstone Advisors is also responsible for running all of the operations of the Funds, except those that are subcontracted to the sub-advisor, custodian, transfer agent, sub-administrative agent or other parties.  For its services, Touchstone Advisors is entitled to receive a base investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund.  The Annual Fee Rate below is the fee paid to Touchstone Advisors by each Fund for the fiscal year ended September 30, 2011 and is net of advisory fees waived by Touchstone Advisors, if any.  Touchstone Advisors pays sub-advisory fees to the sub-advisor from its advisory fee.

Fund	Annual Fee Rate
Core Bond Fund	0.50% of average daily net assets
High Yield Fund	0.53% of average daily net assets
Money Market Fund	0.44% of average daily net assets
Institutional Money Market Fund	0.20% of average daily net assets

Contractual Fee Waiver Agreement

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure certain Funds’ total annual operating expenses (excluding dividend expenses relating to short sales, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, other extraordinary expenses not incurred in the ordinary course of business) do not exceed the contractual limits set forth below.  The contractual limits set forth below have been adjusted for each class of each Fund to include the effect of Rule 12b-1 fees, shareholder servicing fees and other anticipated class specific expenses, if applicable. Fee waivers and/or expense reimbursements are calculated and applied monthly, based on each Fund’s average net assets during such month. The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Funds’ Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for a Fund.  No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount.

Fund	Contractual Limit	Termination Date
Core Bond Fund	0.83% for Class A shares	April 16, 2014
	1.58% for Class C shares	April 16, 2014
	0.58% for Class Y shares	April 16, 2014
	0.50% for Institutional shares	April 16, 2014
High Yield Fund	0.99% for Class A shares	September 10, 2013
	1.74% for Class C shares	September 10, 2013
	0.74% for Class Y shares	September 10, 2013
	0.59% for Institutional shares	September 10, 2013
Institutional Money Market Fund	0.20%	January 27, 2013
Money Market Fund	0.85% for Class A shares	January 27, 2013
	0.90% for Class S shares	January 27, 2013

Advisory and Sub-Advisory Agreement Approval

A discussion of the basis for the Board of Trustees’ approval of the Funds’ advisory and sub-advisory agreements can be found in the Trust’s March 31, 2011 Semi-Annual Report.

Fort Washington is an affiliate of Touchstone Advisors. Therefore, Touchstone Advisors may have a conflict of interest when making decisions to keep Fort Washington as the Funds’ Sub-Advisor. The Board of Trustees reviews Touchstone Advisors’ decisions, with respect to the retention of Fort Washington, to reduce the possibility of a conflict of interest situation.

Sub-Advisor

Fort Washington Investment Advisors, Inc.  (“Fort Washington”)
303 Broadway, Suite 1200, Cincinnati, OH 45202-4203

Fort Washington has been a registered investment advisor since 1990 and provides investment advisory services to individuals, institutions, mutual funds and variable annuity products.  Fort Washington makes the daily decisions regarding buying and selling specific securities for each Fund, according to the Fund’s investment goals and strategies.

Core Bond Fund.  Timothy J. Policinski, CFA, is the primary manager and Daniel J. Carter, CFA, is the secondary manager of the Core Bond Fund.  Mr. Policinski is a Managing Director and Senior Portfolio Manager.  He has worked at Fort Washington and managed the Fund since 2001.  Mr. Policinski has over 20 years of fixed-income management experience.  Daniel J. Carter began as an Assistant Portfolio Manager of Fort Washington in 2000 and has been an Assistant Vice President and Portfolio Manager since 2007.  He has managed the Fund since September 2001.

High Yield Fund.  Brendan M. White, CFA, is primarily responsible for managing the High Yield Fund and has managed the Fund since its inception.  Mr. White is a Managing Director and Senior Portfolio Manager and has worked at Fort Washington since 1993.  Timothy Jossart, CFA, has research responsibilities for certain sectors and has assisted Brendan White with the management of the High Yield Fund since 2011.  Mr. Jossart is an Assistant Vice President, Assistant Portfolio Manager and Senior Credit Research Manager and has been employed by Fort Washington since 1996.

Money Market Funds.  John J. Goetz, CFA, is the primary manager and Jay M. Devine is the secondary manager of the Money Market Funds.  Mr. Goetz has managed the Money Market Funds since their inception.  Mr. Goetz has been a Vice President and Senior Portfolio Manager of Fort Washington since 2000.  He was employed by the Trust’s previous investment advisor from 1981 until 2000.  Jay M. Devine has been managing the Money Market Funds since September 2001.  Mr. Devine began working at Fort Washington in July 2000 as a Money Market Analyst and was named Portfolio Manager in September 2001.

Additional Information

The SAI provides additional information about each portfolio manager’s compensation structure, other managed accounts and ownership of securities in their managed Funds.

CHOOSING A CLASS OF SHARES

Share Class Offerings.  Each class of shares has different sales charges and distribution fees.  The amount of sales charges and distribution fees you pay will depend on which class of shares you decide to purchase.

Class A Shares — Core Bond Fund and High Yield Fund

The offering price of Class A shares of the High Yield Fund and Core Bond Fund is equal to its net asset value (“NAV”) plus a front-end sales charge that you pay when you buy your shares.  The front-end sales charge is generally deducted from the amount of your investment.

Class A Sales Charge.  The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares. The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted.  Note that the front-end sales charge gets lower as your investment amount gets larger.

Amount of Your Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested
Under $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.95%	3.04%
$500,000 but less than $1 million	2.25%	2.30%
$1 million or more	0.00%	0.00%

Waiver of Class A Sales Charge.  There is no front-end sales charge if you invest $1 million or more in Class A shares of the High Yield Fund and Core Bond Fund.  If you redeem shares that were part of the $1 million breakpoint purchase within one year, you may pay a contingent deferred sales charge (“CDSC”) of up to 1% on the shares redeemed, if a commission was paid by Touchstone Securities, Inc. (“Touchstone”) to a participating unaffiliated dealer.  There is no front-end sales charge on exchanges between Funds with the same load schedule or from a higher load schedule to a lower load schedule.  There is also no front-end sales charge on dividends reinvested in a Fund.  In addition, there is no front-end sales charge on the following purchases:

•         Purchases by registered representatives or other employees (and their immediate family members*) of broker-dealers, banks, or other financial institutions having selling agreements with Touchstone.

•         Purchases in accounts as to which a broker-dealer or other financial intermediary charges an asset management fee economically comparable to a sales charge, provided the broker-dealer or other financial intermediary has a selling agreement with Touchstone.

•         Purchases by a trust department of any financial institution in its capacity as trustee to any trust.

•         Purchases through authorized processing organizations described in this Prospectus.

•         Purchases by an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 invested in the Touchstone Funds.

•         Purchases by an employee benefit plan that is provided administrative services by a third party administrator that has entered into a special service arrangement with Touchstone.

•         Reinvestment of redemption proceeds from Class A shares of any Touchstone Fund if the reinvestment occurs within 90 days of redemption.

*    Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law and sister-in-law of a registered representative or employee.  The term “employee” is deemed to include current and retired employees.

In addition, Class A shares may be purchased with no front-end sales charge through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers.  In each case, the intermediary has entered into an agreement with Touchstone to include the Touchstone Funds in their program without the imposition of a sales charge.  The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services.  You should ask your financial institution if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals.  The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program.  Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Sales charge waivers must be qualified in advance by Touchstone by completing the appropriate section within the investment application.  You can obtain the application and form by calling Touchstone at 1.800.543.0407 or by visiting the TouchstoneInvestments.com website.  Purchases at NAV may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund.  At the option of the Fund, the front-end sales charge may be included on future purchases.

Reduced Class A Sales Charge.  You may also purchase Class A shares of the High Yield Fund and Core Bond Fund at the reduced sales charges shown in the table above through the Rights of Accumulation Program or by signing a Letter of Intent.  The following purchasers (“Qualified Purchasers”) may qualify for a reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

•         an individual, an individual’s spouse, an individual’s children under the age of 21; or

•         a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or

•         employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases are provided; or

•         an organized group, provided that the purchases are made through a central administrator, a single dealer or other means which result in economy of sales effort or expense.

The following accounts (“Qualified Accounts”) held in Class A shares of any Touchstone Fund sold with a front-end sales charge may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

•         Individual accounts

•         Joint tenant with rights of survivorship accounts

•         Uniform gift to minor accounts (“UGTMA”)

•         Trust accounts

•         Estate accounts

•         Guardian/Conservator accounts

•         IRA accounts, including Traditional, Roth, SEP and SIMPLE custodial accounts

•         Coverdell Education Savings Accounts

Rights of Accumulation Program.  Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments held in a Qualified Account.  You or your dealer must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide either a list of account numbers or copies of account statements verifying your qualification.  If your shares are held directly in a Touchstone Fund or through a dealer, you may combine the historical cost or current NAV (whichever is higher) of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge.  Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gains.  If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your broker-dealer may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge.  You or your financial intermediary must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, Touchstone will calculate the combined value of all of the Qualified Purchaser’s Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge.  Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent.  If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) during the next 13 months in Class A shares of any Touchstone Fund sold with a front-end sales charge, you may qualify for a reduced sales charge by completing the Letter of Intent section of your account application.  A Letter of Intent indicates your intent to purchase at least $50,000 in Class A shares of any Touchstone Fund sold with a front-end sales charge over the next 13 months in exchange for a reduced sales charge indicated on the above chart.  The minimum initial investment under a Letter of Intent is $10,000.  You are not obligated to purchase additional shares if you complete a Letter of Intent.  However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level.  During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow.  If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your escrow account.  If you have purchased Class A shares of any Touchstone Fund sold with a front-end sales charge within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint.  You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Other Information.  Information about sales charges and breakpoints is also available in a clear and prominent format on the TouchstoneInvestments.com website.  You can access this information by selecting “Sales Charges and Breakpoints” under the “Pricing and Performance” link.  For more information about qualifying for a reduced or waived sales charge, contact your financial advisor or contact Touchstone at 1.800.543.0407.

Class C Shares — High Yield Fund and Core Bond Fund

Because in most cases it is more advantageous to purchase Class A shares for amounts of $1 million or more, a request to purchase Class C shares for $1 million or more will be considered as a purchase request for Class A shares or declined.

Class C shares of the High Yield Fund and the Core Bond Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds.  A CDSC of 1.00% will be charged on Class C shares redeemed within 1 year after you purchased them.

Class Y Shares — High Yield Fund and Core Bond Fund

Class Y shares of the High Yield Fund and Core Bond Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund. Class Y shares are not subject to a 12b-1 fee or CDSC.

Class S Shares

The Class S shares of the Money Market Fund are not subject to a front-end sales charge but are subject to a maximum 12b-1 distribution fee of up to 1.00% of average daily net assets.  The Fund currently intends to limit the amount of distribution expenses to 0.35% per annum of the average daily net assets of Class S shares.

Institutional Shares — High Yield Fund and Core Bond Fund

Institutional shares of the High Yield Fund and Core Bond Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds.  Institutional shares are not subject to a 12b-1 fee or CDSC.

DISTRIBUTION ARRANGEMENTS

12b-1 Distribution Plans

Core Bond Fund and High Yield Fund.  The Core Bond Fund and the High Yield Fund have adopted a distribution plan under Rule 12b-1 of the 1940 Act for their Class A and Class C shares.  The plans allow each Fund to pay distribution and other fees for the sale and distribution of their shares and for services provided to shareholders.  Under the Class A plan, the Funds may pay an annual fee of up to 0.35% of average daily net assets attributable to Class A shares. However, the current annual 12b-1 fees for Class A shares are limited to up to 0.25% of average daily net assets attributable to that class.  Under the Class C plan, the Funds pay an annual fee of up to 1.00% of average daily net assets attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is an account maintenance fee).  Because these fees are paid out of a Fund’s assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

Money Market Funds.  Each Money Market Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act for its Class A and Class S shares, as applicable.  The Class A shares plan allows the Money Market Fund to pay an annual fee of up to 0.35% of average daily net assets for the sale and distribution of shares.  However, the current annual 12b-1 fees are limited to up to 0.25% of average daily net assets of Class A shares of the Money Market Fund.  The Class S shares plan allows the Money Market Fund to pay distribution and other fees for the sale and distribution of its Class S shares and for services provided to holders of Class S shares.  Under the plan, Class S shares may pay an annual fee of up to 1.00% of average daily net assets that are attributable to Class S shares (of which up to 0.75% is a distribution fee and up to 0.25% is an account maintenance fee).  However, the current annual 12b-1 fees for Class S shares are limited to up to 0.35% of average daily net assets attributable to that class.  The Class A plan also allows the Institutional Money Market Fund to pay an annual fee of up to 0.10% of its average daily net assets for the sale and distribution of shares.  The Institutional Money Market Fund does not currently intend to charge any distribution fees.  Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

Dealer Compensation

Touchstone, the Trust’s principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers.  Touchstone pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds.  Touchstone reviews and makes changes to the focused distribution strategy on a continual basis.  These payments are generally based on a pro rata share of a dealer’s sales.  Touchstone may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs.  Touchstone Advisors, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities.  Touchstone Advisors may also reimburse Touchstone for making these payments.  For more information on payment arrangements, please see the section entitled “The Distributor” in the SAI.

INVESTING WITH TOUCHSTONE

Choosing the Appropriate Investments to Match Your Goals.  Investing well requires a plan.  We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

Purchasing Your Shares

Please read this Prospectus carefully and then determine how much you want to invest.

For Class A shares and Class C shares, you may purchase shares of the Funds directly from Touchstone or through your financial advisor.

Shares of the Institutional Money Market Fund are available directly from Touchstone or through your financial advisor.

Class S shares are available only through broker-dealers and financial institutions with selling agreements with Touchstone.

Class Y shares are available through your financial institution.  New purchases of Class Y shares are not available directly from Touchstone.  Also, new purchases of Class Y shares may not be available through certain financial intermediaries who do not have appropriate selling agreements in place with Touchstone.

For Institutional shares, you may purchase shares of the Fund directly from Touchstone or through your financial institution.

In order to open an account you must complete an investment application.  You may obtain an investment application from Touchstone, your financial institution or your financial advisor, or by visiting our website at TouchstoneInvestments.com.

You may purchase shares in the Funds on a day when the New York Stock Exchange (“NYSE”) is open for trading (“Business Day”).  For more information about how to purchase shares, call Touchstone at 1.800.543.0407.

Investor Alert:  Each Touchstone Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds that it regards as disruptive to efficient portfolio management.  For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.  (See “Market Timing Policy” in this Prospectus.)  Touchstone may change applicable initial and additional investment minimums at any time.

Opening an Account

Important Information About Procedures for Opening an Account

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you.  We may also ask to see your driver’s license or other identifying documents.  If we do not receive these required pieces of information, there will be a delay in processing your investment request, which could subject your investment to market risk.  If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified.  However, if we are unable to completely verify your identity through our verification process, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. eastern time (“ET”)), on the day that your account is closed.  If we close your account because we are unable to completely verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Investing in the Funds

By mail or through your financial advisor

•        Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.  We do not accept third party checks for initial investments.

•        Send your check with the completed investment application by regular mail to Touchstone Investments, P.O. Box 9878 Providence, RI 02940, or by overnight mail to Touchstone Investments, BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive Westborough, MA 01581.

•        Your application will be processed subject to your check clearing.  If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

•        You may also open an account through your financial advisor.

By wire

•        You may open an account by purchasing shares by wire transfer. Call Touchstone Investments at 1.800.543.0407 for wire instructions.

•        Touchstone will not process wire purchases until it receives a completed investment application.

•       There is no charge to make a wire purchase.  Your bank, financial institution or processing organization may charge a fee to send a wire purchase to Touchstone.

Through your financial institution

•       You may invest in certain share classes by establishing an account through financial institutions that have appropriate selling agreements with Touchstone.

•       Your financial institution will act as the shareholder of record of your shares.

•       Financial institutions may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.

•       Financial institutions may designate intermediaries to accept purchase and sales orders on the Funds’ behalf.

•       Shares held through a financial institution may be transferred into your name following procedures established by your financial institution and Touchstone.

•       Your financial institution may receive compensation from the Funds, Touchstone, Touchstone Advisors or their affiliates.

•       Before investing in the Funds through your financial institution, you should read any materials provided by your financial institution together with this Prospectus.

By exchange

•        Class A shares may be exchanged into any other Touchstone Class A Fund at NAV and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund Institutional Class.

•        You do not have to pay any exchange fee for your exchange.

•        Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange.  However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the exchanged shares.  For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

•        If you exchange Class C shares for Class A shares of any Touchstone money market fund, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares.  However, if you exchange back into your original Class C shares, the prior holding period of your Class C shares will be added to your current holding period of Class C shares in calculating the CDSC.

•        If you purchased Class A shares for $1 million or more at NAV and compensation was paid to an unaffiliated dealer and you exchange all or a portion of the shares into any Touchstone money market fund within 12 months of the original purchase, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However if you exchange back into Class A shares, the prior holding period of your Class A shares will be added to your current holding period of Class A shares in calculating the CDSC.

•        Class C shares may be exchanged into any other Touchstone Class C Funds and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund Institutional Class.

•        Class Y shares and Institutional shares are exchangeable for Class Y shares and Institutional shares of other Touchstone Funds, respectively, as long as investment minimums and proper selling agreement requirements are met.

•        You may exchange Class S shares for Class S shares of another Touchstone money market fund.

•        You should carefully review the disclosure provided in the Prospectus relating to the exchanged-for shares before making an exchange of your Fund shares.

•        You may realize taxable gain if you exchange shares of a Fund for shares of a different Fund.  See “Tax Information” for more information and the tax consequences of such an exchange.

Shares of the Touchstone Ultra Short Duration Fixed Income Fund, which are offered in a separate prospectus, are prohibited from exchanging into any other Touchstone Fund.

Through retirement plans

You may invest in certain Funds through various retirement plans.  These include individual retirement plans and employer sponsored retirement plans.

Individual Retirement Plans

•         Traditional Individual Retirement Accounts (“IRAs”)

•         Savings Incentive Match Plan for Employees (“SIMPLE IRAs”)

•         Spousal IRAs

•         Roth Individual Retirement Accounts (“Roth IRAs”)

•         Coverdell Education Savings Accounts (“Education IRAs”)

•         Simplified Employee Pension Plans (“SEP IRAs”)

Employer Sponsored Retirement Plans

•         Defined benefit plans

•         Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)

•         457 plans

To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

For further information about any of the plans, agreements, applications and annual fees, contact Touchstone at 1.800.543.0407 or contact your financial advisor.

Through Processing Organizations

You may also purchase shares of the Funds through a “processing organization,” (e.g., a mutual fund supermarket) that is a broker-dealer, bank or other financial institution that purchases shares for its customers.  Some of the Touchstone Funds have authorized certain processing organizations (“Authorized Processing Organizations”) to receive purchase and sales orders on their behalf.  Before investing in the Funds through a processing organization, you should read any materials provided by the processing organization together with this Prospectus.  You should also ask the processing organization if they are authorized by Touchstone to receive purchase and sales orders on Touchstone’s behalf.  If the processing organization is not authorized, then your order could be rejected which could subject your investment to market risk.  When shares are purchased with an Authorized Processing Organization, there may be various differences compared to investing directly with Touchstone.  The Authorized Processing Organization may:

•         Charge a fee for its services

•         Act as the shareholder of record of the shares

•         Set different minimum initial and additional investment requirements

•         Impose other charges and restrictions

•         Designate intermediaries to accept purchase and sales orders on the Funds’ behalf

Touchstone considers a purchase or sales order as received when an Authorized Processing Organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund’s NAV (or offering price, if applicable) next computed after such order is received in proper form.

Shares held through an Authorized Processing Organization may be transferred into your name following procedures established by your Authorized Processing Organization and Touchstone.  Certain Authorized Processing Organizations may receive compensation from the Funds, Touchstone, Touchstone Advisors or their affiliates.

Pricing of Purchases

Each Fund’s share price (NAV) and public offering price (NAV plus any applicable sales charge) are normally determined every Business Day at 4:00 p.m. ET.  We price direct purchases in the Funds based upon the next determined public offering price after your order is received.  Direct purchase orders received by Touchstone, financial institutions, or an Authorized Processing Organization, by 4:00 p.m. ET, are processed at that day’s NAV or public offering price.  Direct purchase orders received by Touchstone, financial institutions, or an Authorized Processing Organization, after 4:00 p.m. ET, are processed at the public offering price or NAV next determined on the following Business Day.  It is the responsibility of the financial institution or Authorized Processing Organization to transmit orders that will be received by Touchstone in proper form and in a timely manner.  If the NYSE closes early, the time that your purchase order must be received may be earlier and the Funds’ shares may be priced earlier.

Adding to Your Account

By check

•        Complete the investment form provided with a recent account statement.

•        Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.

•        Write your account number on the check.

•        Either: (1) Mail the check with the investment form to Touchstone; or (2) Mail the check directly to your financial advisor or financial institution at the address printed on your account statement.  Your financial advisor or financial institution is responsible for forwarding payment promptly to Touchstone.

•        If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

By wire

•        Contact Touchstone, your financial advisor or your financial institution for further instructions.

•        Contact your bank and ask it to wire federal funds to Touchstone.  Specify your name and account number when remitting the funds.

•        Your bank may charge a fee for handling wire transfers.

•        Purchases in the Funds will be processed at that day’s NAV (or public offering price, if applicable) if Touchstone receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading.

Money Market Fund

•        If you or your financial institution notifies Touchstone by 12:30 p.m. ET that you are placing a wire purchase order in the Money Market Fund and you send your wire purchase order to Touchstone by the close of the Federal Reserve wire transfer system that day, you will be entitled to receive that day’s dividend.  If Touchstone does not receive your wire by the close of the Federal Reserve wire transfer system on the day you place your order, your purchase may be canceled and you may be responsible for any resulting loss or fees incurred by the Money Market Fund.  If you did not notify the Fund by 12:30 p.m. ET that you are placing a wire purchase order and the Fund receives your wire after 12:30 p.m. ET, but before 4:00 p.m. ET, it will be processed at that day’s NAV, but dividends will not be earned until the following Business Day.  If the Fund receives a wire purchase order after 4:00 p.m. ET, it will be processed at the NAV next determined on the following Business Day and dividends will not be earned until the following Business Day.

Institutional Money Market Fund

•        If you notify the Institutional Money Market Fund by 3:30 p.m. ET that you are placing a wire purchase order and you send your wire to the Fund before the close of the Federal Reserve wire transfer system that Business Day, you will be entitled to receive that day’s dividend.  If the Institutional Money Market Fund does not receive your wire by the close of the Federal Reserve wire transfer system on the day you place your order, your purchase may be canceled and you will be responsible for any resulting loss or fees incurred by the Fund.  If you did not notify the Fund by 3:30 p.m. ET that you are placing a wire purchase order and the Fund receives your wire after 3:30 p.m. ET, but before 4:00 p.m. ET, it will be processed at that day’s NAV, but dividends will not be earned until the following Business Day.  If the Fund receives a wire purchase order after 4:00 p.m. ET, it will be processed at the NAV next determined on the following Business Day and dividends will not be earned until the following Business Day.

By exchange

•        You may add to your account by exchanging shares from another Touchstone Fund.

•        For information about how to exchange shares among the Touchstone Funds, see “Investing in the Funds — By exchange” in this Prospectus.

Purchases with Securities

Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund’s investment goal and is otherwise acceptable to Touchstone Advisors.

Automatic Investment Options

The various ways that you can automatically invest in the Funds are outlined below. Touchstone does not charge any fees for these services.  For further details about these services, call Touchstone at 1.800.543.0407.  If you hold your shares through a financial institution or Authorized Processing Organization, please contact them for further details on automatic investment options.

Automatic Investment Plan.  You can pre-authorize monthly investments of $50 or more in a Fund to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the investment application to do this.  Amounts that are automatically invested in a Fund will not be available for redemption until three Business Days after the automatic investment.

Reinvestment/Cross Reinvestment. Dividends and capital gains can be automatically reinvested in the Fund that pays them or in the same class of shares of another Touchstone Fund without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application. You may also choose to have your dividends or capital gains paid to you in cash.  Dividends are taxable whether you reinvest such dividends in additional shares of a Fund or choose to receive cash.  If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share NAV determined as of the date of payment.  In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share NAV determined as of the date of cancellation.

Direct Deposit Purchase Plan. You may automatically invest Social Security checks, private payroll checks, pension payouts or any other pre-authorized government or private recurring payments in the Funds.

Dollar Cost Averaging. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis. You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other. The applicable sales charge, if any, will be assessed.

Selling Your Shares

You may sell some or all of your shares on any Business Day.  If your request is received by Touchstone, an Authorized Processing Organization, or financial institution in proper form by 4:00 p.m. ET (3:30 p.m. ET for the Institutional Money Market Fund), you will receive a price based on that day’s NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.  If the NYSE closes early, the time that your sale request must be received may be earlier.

Through Touchstone - By telephone

•        You can sell or exchange your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application.

•        You may only sell shares over the telephone if the amount is less than $100,000.

•        To sell your Fund shares by telephone, call Touchstone at 1.800.543.0407.

•        Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone.

•        If we receive your sale request by 4:00 p.m. ET (3:30 p.m. ET for the Institutional Money Market Fund), the sale of your shares will be processed at the next determined NAV on that Business Day.  Otherwise it will occur on the next Business Day.

•        The proceeds of sales of shares in the Money Market Fund may be wired to you on the same day of your telephone request, if your request is properly made by 12:30 p.m. ET.  The proceeds of sales of shares in the Institutional Money Market Fund may be wired to you on the same day of your telephone request, if your request is properly made by 3:30 p.m. ET.

•        Interruptions in telephone service could prevent you from selling your shares by telephone when you want to.  When you have difficulty making telephone sales, you should mail to Touchstone (or send by overnight delivery) a written request for the sale of your shares.

•        In order to protect your investment assets, Touchstone will only follow instructions received by telephone that it reasonably believes to be genuine.  However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone will not be liable, in those cases.  Touchstone has certain procedures to confirm that telephone instructions are genuine.  If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions.  Some of these procedures may include:

•         Requiring personal identification

•         Making checks payable only to the owner(s) of the account shown on Touchstone’s records

•         Mailing checks only to the account address shown on Touchstone’s records

•         Directing wires only to the bank account shown on Touchstone’s records

•         Providing written confirmation for transactions requested by telephone

•         Digitally recording instructions received by telephone

Through Touchstone - By mail

•        Write to Touchstone.

•        Indicate the number of shares or dollar amount to be sold.

•        Include your name and account number.

•        Sign your request exactly as your name appears on your investment application.

•        You may be required to have your signature guaranteed (see “Signature Guarantees” in this Prospectus for more information).

Through Touchstone - By wire

•        Complete the appropriate bank information on the investment application.

•        If your proceeds are $1,000 or more, you may request that Touchstone wire them to your bank account.

•        You may be charged a fee by the Fund or the Fund’s agent for wiring redemption proceeds.  You may also be charged a fee by your bank.

•        Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

•        Your redemption proceeds may be deposited without a charge directly into your bank account through an Automated Clearing House (“ACH”) transaction.  Contact Touchstone for more information.

Through Touchstone - By check

•        You may establish checkwriting privileges in the Money Market Fund and redeem shares by check.

•        There is no fee for writing checks.

•        The minimum amount of each check redemption is $100.  Checks written for less than the minimum amount may be returned.  You may be charged a fee for returned checks.

•        Checks will be processed at the NAV on the day the check is presented to the custodian for payment.

•        If the amount of your check is more than the value of the shares held in your account, the check will be returned and you may be charged a fee for insufficient funds.

•        Checks cannot be certified.

Through Touchstone - Through a systematic withdrawal plan

•        You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

•        Withdrawals can be made monthly, quarterly, semiannually or annually.

•        There is no special fee for this service.

•        There is no minimum amount required for retirement plans.

Through your financial advisor, financial institution or Authorized Processing Organization

•        You may also sell shares by contacting your financial advisor, financial institution or Authorized Processing Organization, which may charge you a fee for this service. Shares held in street name must be sold through your financial advisor, financial institution or, if applicable, the Authorized Processing Organization.

•        Your financial advisor, financial institution or Authorized Processing Organization is responsible for making sure that sale requests are transmitted to Touchstone in proper form and in a timely manner.

•        Your financial institution may charge you a fee for selling your shares.

•        Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

Investor Alert:  Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone’s records.

Contingent Deferred Sales Charge (“CDSC”) — Core Bond Fund and High Yield Fund

If you purchase $1 million or more Class A shares of the Core Bond Fund or the High Yield Fund at NAV, a CDSC of up to 1.00% may be charged on redemptions made within 1 year of your purchase.  If you redeem Class C shares of the High Yield Fund or the Core Bond Fund within 1 year of your purchase, a CDSC of 1.00% will be charged.

The CDSC will not apply to redemptions of shares you received through reinvested dividends or capital gains distributions and may be waived under certain circumstances described below.  The CDSC will be assessed on the lesser of your shares’ NAV at the time of redemption or the time of purchase.  The CDSC is paid to Touchstone to reimburse expenses incurred in providing distribution-related services to the Funds.

No CDSC is applied if:

•        The redemption is due to the death or post-purchase disability of a shareholder

•        The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value

•        The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to termination of the plan or transfer of the plan to another financial institution

•        The redemption is for a mandatory withdrawal from a traditional IRA account after age 70½

When we determine whether a CDSC is payable on a redemption, we assume that:

•        The redemption is made first from amounts not subject to a CDSC; then

•        From the earliest purchase payment(s) that remain invested in the Fund

The above mentioned CDSC waivers do not apply to redemptions made within one year for purchases of $1 million or more in Class A shares of the Touchstone Funds where a commission was paid by Touchstone to a participating unaffiliated dealer.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

Signature Guarantees

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Each Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to:

•        Proceeds to be paid when information on your investment application has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

•        Proceeds are being sent to an address other than the address of record

•        Proceeds or shares are being sent/transferred from unlike registrations, such as from a joint account to an individual’s account

•        Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request

•        Proceeds or shares are being sent/transferred between accounts with different account registrations

Market Timing Policy

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. In addition, there are specific risks that apply to investments in high yield securities that may impact the High Yield Fund.  These include the risk that a high yield security may be so thinly traded that its price is stale, causing a fund that holds a large position of that security to be a target for market timers.  The Core Bond and High Yield Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders.  The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Core Bond and High Yield Funds by shareholders. The Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder’s accounts.  While a Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders.  However, because the Funds cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or (ii) made more than 2 “round-trip” exchanges within a rolling 90 day period.  A “round-trip” exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund.  If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder’s exchange privileges and subsequent exchange requests during the suspension will not be processed. The Funds may also restrict or refuse to process purchases by the shareholder.  These exchange limits and excessive trading policies generally do not apply to purchases and redemptions of money market funds (except in situations where excessive trading may have a detrimental or disruptive effect on share prices or portfolio management of these funds), systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in Touchstone Funds for their customers through which transactions are placed.  If a Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund.  In accordance with Rule 22c-2 under the 1940 Act, Touchstone Funds have entered into information sharing agreements with certain financial intermediaries.  Under these agreements, a financial intermediary is obligated to:  (1) enforce during the term of the agreement, the Funds’ market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds’ market-timing policy with respect to customers identified by the Funds as having engaged in market timing.  When information regarding transactions in the Funds’ shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds apply these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading.  Touchstone Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.

Householding Policy (Only applicable for shares held through Touchstone directly)

The Funds will send one copy of Prospectuses and shareholder reports to households containing multiple shareholders with the same last name.  This process, known as “householding,” reduces costs and provides a convenience to shareholders.  If you share the same last name and address with another shareholder and you prefer to receive separate Prospectuses and shareholder reports, call Touchstone at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request.  If you or others in your household invest in the Funds through a broker or other financial institution, you may receive separate Prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

Receiving Sale Proceeds

Core Bond Fund and High Yield Fund.  Touchstone will forward the proceeds of your sale to you (or to your financial advisor or Authorized Processing Organization) within 7 days (normally within 3 Business Days) after receipt of a proper request.

Money Market Funds.  Touchstone will forward the proceeds of your sale to you (or to your financial advisor, financial institution or Authorized Processing Organization) within 3 Business Days (normally within 1 Business Day) after receipt of a proper request.

Proceeds Sent to Financial Advisors, Financial Institutions and Authorized Processing Organizations.  Proceeds that are sent to your financial advisor, financial institution or Authorized Processing Organization will not usually be reinvested for you unless you provide specific instructions to do so.  Therefore, the financial advisor, financial institution or Authorized Processing Organization may benefit from the use of your money.

Fund Shares Purchased by Check (Only applicable for shares held through Touchstone directly).  We may delay mailing your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days.  If you need your money sooner, you should purchase shares by bank wire.

Reinstatement Privilege (Class A and Class C Shares Only). You may, within 90 days of redemption, reinvest all or part of your sale proceeds by sending a written request and a check to Touchstone.  If the redemption proceeds were from the sale of your Class A shares, you can reinvest into Class A shares of any Touchstone Fund at NAV.  Reinvestment will be at the NAV next calculated after Touchstone receives your request.  If the proceeds were from the sale of your Class C shares, you can reinvest those proceeds into Class C shares of any Touchstone Fund.  If you paid a CDSC on the reinstated amount, that CDSC will be reimbursed to you upon reinvestment.

Low Account Balances (Only applicable for shares held through Touchstone directly).  If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you.  This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act (“UGTMA”). Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

Delay of Payment.  It is possible that payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances.  These circumstances can occur:

•        When the NYSE is closed on days other than customary weekends and holidays

•        When trading on the NYSE is restricted

•        During any other time when the SEC, by order, permits

Redemption in Kind.  Under unusual circumstances, when the Board of Trustees deems it appropriate, a Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value.  Shareholders may incur transaction and brokerage costs when they sell these portfolio securities including federal income tax on the amount by which the fair market value of the securities sold exceeds the basis of the Fund shares redeemed.  Until such time as the shareholder sells the securities they receive in kind, the securities are subject to market risk.

Pricing of Fund Shares

Each Fund calculates its share price (NAV) by dividing the total value of its net assets by the number of shares outstanding.  A separate NAV is calculated for each share class of the Fund.  Shares are purchased or sold at the next offering price (NAV plus a sales charge, if applicable) determined after Touchstone, financial institution or an Authorized Processing Organization receives your purchase or sale order in proper form.  Each Fund’s NAV is normally determined at 4:00 p.m. ET every Business Day.  If the NYSE closes early, the Funds’ shares may be priced earlier.

Core Bond Fund and High Yield Fund.  The value of the securities held by the Core Bond Fund and the High Yield Fund is determined as follows: (1) Securities that have readily available market quotations are priced according to the most recent bid price quoted by 1 or more of the major market makers; (2) Securities that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees.  The Funds may use fair value pricing if the value of a security has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets on which the security is traded.  The Funds may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading.  The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price.  The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.  With respect to any portion of a Fund’s assets that is invested in other mutual funds, that portion of the Fund’s NAV is calculated based on the NAV of that mutual fund.  The Prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

Money Market Funds. The Money Market Funds seek to maintain a constant share price of $1.00 per share by valuing investments on an amortized cost basis. Under the amortized cost method of valuation, each Fund maintains a dollar-weighted average portfolio maturity of 60 days or less, purchases only United States dollar-denominated securities with maturities of 397 days or less, and invests only in securities that meet its quality standards and present minimal credit risks. The Funds’ obligations are valued at original cost adjusted for amortization of premium or accumulation of discount, rather than at market value. This method is designed to enable the Funds to maintain a stable NAV per share. However, there is no assurance that the Funds will be able to do so.

DISTRIBUTION AND TAXES

Each Fund intends to distribute to its shareholders substantially all of its income and capital gains.  The table below outlines when dividends are distributed and paid by each Fund:

	Dividends Distributed	Dividends Paid
Core Bond Fund	Monthly	Monthly
High Yield Fund	Monthly	Monthly
Money Market Fund	Daily	Monthly
Institutional Money Market Fund	Daily	Monthly

Distributions of any capital gains earned by a Fund will be made at least annually.  If you own shares on a Fund’s distribution record date, you will be entitled to receive the distribution.  You will receive income dividends and distributions of capital gains in the form of additional Fund shares unless you elect to receive payment in cash.  To elect cash payment, you must notify the Funds in writing or by phone prior to the date of distribution.  Your election will be effective for dividends and distributions paid after we receive your notice.  To cancel your election, simply send written notice to Touchstone Investments, P.O. Box 9878, Providence, RI 02940, or by overnight mail to Touchstone Investments, BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive Westborough, MA 01581, or call Touchstone at 1.800.543.0407.  If you hold your shares through a financial institution, you must contact that institution to elect cash payment.

Tax Information

The tax information in this prospectus is provided for general information only and should not be considered as tax advice or relied on by a shareholder or prospective investor.

General. The Funds intend to qualify annually to be treated as regulated investment companies (“RICs”) under the Code. As such, the Funds will not be subject to federal income taxes on the earnings they distribute to shareholders provided they satisfy certain requirements and restrictions of the Code. If for any taxable year a Fund fails to qualify as a RIC: (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax on a graduated basis with a maximum tax rate of 35% (for taxable years beginning prior to January 1, 2013); and (2) distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2013) and the dividends-received deduction for corporate shareholders.

Distributions. The Funds will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds its assets). The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions are taxable whether you reinvest such distributions in additional shares of the Fund or choose to receive cash.

Ordinary Income. Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders in taxable years beginning before January 1, 2013 and designated by a Fund as “qualified dividend income” are eligible for the long-term capital gains rate of 15% (0% for individuals in lower tax brackets).  Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. For tax years beginning before January 1, 2013, the maximum individual tax rate on net long-term capital gains is 15%.

Sale or Exchange of Shares. You will not recognize any gain or loss on the sale (redemption) or exchange of a Money Market Fund’s shares so long as such Fund maintains a stable price of $1.00 a share.  In all other events, it is a taxable event for you if you sell shares of a Fund or exchange shares of a Fund for shares of another Fund. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you held the shares of the Fund as a capital asset. The capital gain will be long-term or short-term depending on how long you have held your shares in the Fund. Sales of shares of a Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss. Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends, if any, received by the shareholder with respect to such shares.

Medicare Contribution Tax. Under current law, beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000, if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest, dividends, and capital gains. If applicable, the tax will be imposed on the lesser of your (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).

Backup Withholding. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

State and Local Income Taxes. This Prospectus does not discuss the state and local tax consequences of an investment in a Fund. You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax laws.

Non-U.S. Shareholders. Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in a Fund. This Prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in a Fund. Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisors as to the U.S. and foreign country tax consequences of an investment in a Fund.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding these considerations is included in the Funds’ SAI. You are urged and advised to consult your own tax advisor regarding the effects of an investment in a Fund on your tax situation.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past 5 years.  Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Funds, assuming reinvestment of all dividends and distributions. The financial highlights for each Fund were audited by Ernst & Young LLP, an independent registered public accounting firm.  The report of Ernst & Young LLP, along with each Fund’s financial statements and related notes, appears in the 2011 Annual Report for the Funds.  You can obtain the Annual Report, which contains more performance information, at no charge by calling 1.800.543.0407.  The Annual Report has been incorporated by reference into the SAI.

Touchstone Core Bond Fund — Class A

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$10.41	$9.76	$9.01	$9.67	$9.66
Income (loss) from investment operations:
Net investment income	0.39	0.39	0.41	0.46	0.43
Net realized and unrealized gains (losses) on investments	0.10	0.67	0.80	(0.66)	0.01
Total from investment operations	0.49	1.06	1.21	(0.20)	0.44
Less distributions:
Dividends from net investment income	(0.44)	(0.41)	(0.46)	(0.46)	(0.43)
Net asset value at end of period	$10.46	$10.41	$9.76	$9.01	$9.67
Total return (A)	4.80%	11.10%	13.92%	(2.19)%	4.66%
Net assets at end of period (000’s)	$41,663	$44,107	$36,096	$46,713	$56,735
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of gross expenses to average net assets	1.28%	1.28%	1.21%	1.23%	1.29%
Ratio of net investment income to average net assets	3.80%	3.91%	4.58%	4.77%	4.39%
Portfolio turnover rate	319%	370%	277%	184%	293%

Touchstone Core Bond Fund — Class C

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$9.80	$9.21	$8.53	$9.18	$9.19
Income (loss) from investment operations:
Net investment income	0.30	0.31	0.34	0.36	0.34
Net realized and unrealized gains (losses) on investments	0.08	0.62	0.73	(0.62)	0.01
Total from investment operations	0.38	0.93	1.07	(0.26)	0.35
Less distributions:
Dividends from net investment income	(0.36)	(0.34)	(0.39)	(0.39)	(0.36)
Net asset value at end of period	$9.82	$9.80	$9.21	$8.53	$9.18
Total return (A)	4.01%	10.32%	13.07%	(2.93)%	3.87%
Net assets at end of period (000’s)	$7,503	$8,550	$5,867	$3,255	$2,036
Ratio of net expenses to average net assets	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of gross expenses to average net assets	2.44%	2.09%	2.10%	2.27%	2.57%
Ratio of net investment income to average net assets	3.04%	3.15%	3.81%	4.03%	3.65%
Portfolio turnover rate	319%	370%	277%	184%	293%

(A)  Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

Touchstone High Yield Fund — Class A

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$8.60	$8.19	$7.85	$9.17	$9.31
Income (loss) from investment operations:
Net investment income	0.66	0.75	0.73	0.74	0.67
Net realized and unrealized gains (losses) on investments	(0.43)	0.42	0.34	(1.28)	(0.06)
Total from investment operations	0.23	1.17	1.07	(0.54)	0.61
Less distributions:
Dividends from net investment income	(0.70)	(0.76)	(0.73)	(0.74)	(0.67)
Distributions from net realized gains	—	—	—	(0.04)	(0.08)
Total distributions	(0.70)	(0.76)	(0.73)	(0.78)	(0.75)
Net asset value at end of period	$8.13	$8.60	$8.19	$7.85	$9.17
Total return (A)	2.43%	14.90%	16.06%	(6.33)%	6.69%
Net assets at end of period (000’s)	$111,888	$113,453	$59,392	$57,020	$83,996
Ratio of net expenses to average net assets	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of gross expenses to average net assets	1.18%	1.20%	1.38%	1.26%	1.31%
Ratio of net investment income to average net assets	7.59%	8.95%	10.58%	8.31%	7.17%
Portfolio turnover rate	62%	47%	60%	28%	37%

Touchstone High Yield Fund — Class C

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$8.59	$8.18	$7.84	$9.16	$9.31
Income (loss) from investment operations:
Net investment income	0.60	0.69	0.65	0.68	0.61
Net realized and unrealized gains (losses) on investments	(0.44)	0.41	0.37	(1.29)	(0.08)
Total from investment operations	0.16	1.10	1.02	(0.61)	0.53
Less distributions:
Dividends from net investment income	(0.63)	(0.69)	(0.68)	(0.67)	(0.60)
Distributions from net realized gains	—	—	—	(0.04)	(0.08)
Total distributions	(0.63)	(0.69)	(0.68)	(0.71)	(0.68)
Net asset value at end of period	$8.12	$8.59	$8.18	$7.84	$9.16
Total return (A)	1.67%	14.01%	15.24%	(7.03)%	5.81%
Net assets at end of period (000’s)	$23,485	$24,412	$18,423	$4,569	$7,218
Ratio of net expenses to average net assets	1.80%	1.80%	1.80%	1.80%	1.80%
Ratio of gross expenses to average net assets	2.11%	1.97%	2.11%	2.20%	2.17%
Ratio of net investment income to average net assets	6.83%	8.26%	9.46%	7.54%	6.41%
Portfolio turnover rate	62%	47%	60%	28%	37%

(A)  Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

Touchstone High Yield Fund — Class Y

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,				Period Ended September 30,
	2011	2010	2009	2008	2007 (A)
Net asset value at beginning of period	$8.77	$8.34	$7.86	$9.18	$9.43
Income (loss) from investment operations:
Net investment income	0.68	0.75	0.66	0.75	0.50
Net realized and unrealized gains (losses) on investments	(0.43)	0.46	0.50	(1.27)	(0.31)
Total from investment operations	0.25	1.21	1.16	(0.52)	0.19
Less distributions:
Dividends from net investment income	(0.72)	(0.78)	(0.68)	(0.76)	(0.44)
Distributions from net realized gains	—	—	—	(0.04)	—
Total distributions	(0.72)	(0.78)	(0.68)	(0.80)	(0.44)
Net asset value at end of period	$8.30	$8.77	$8.34	$7.86	$9.18
Total return	2.63%	15.16%	16.92%	(6.07)%	2.09	% (B)
Net assets at end of period (000’s)	$35,339	$8,482	$3,130	$866	$473
Ratio of net expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80	% (C)
Ratio of gross expenses to average net assets	0.97%	0.96%	1.36%	1.27%	1.14	% (C)
Ratio of net investment income to average net assets	7.64%	9.33%	9.95%	8.74%	7.49	% (C)
Portfolio turnover rate	62%	47%	60%	28%	37	% (B)

(A)  Represents the period from commencement of operations (February 1, 2007) through September 30, 2007.

(B)  Not annualized.

(C)  Annualized.

See accompanying notes to financial statements.

Touchstone Institutional Money Market Fund

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2011		2010		2009		2008		2007
Net asset value at beginning of period	$1.000		$1.000		$1.000		$1.000		$1.000
Income (loss) from investment operations:
Net investment income	0.002		0.003		0.017		0.038		0.052
Net realized gains (losses) on investments	0.000	(A)	0.000	(A)	(0.000	) (A)	(0.000	) (A)	(0.000	) (A)
Total from investment operations	0.002		0.003		0.017		0.038		0.052
Less distributions:
Dividends from net investment income	(0.002)		(0.003)		(0.017)		(0.038)		(0.052)
Net asset value at end of period	$1.000		$1.000		$1.000		$1.000		$1.000
Total return	0.20%		0.33%		1.76%		3.87%		5.32%
Net assets at end of period (000’s)	$377,572		$299,856		$454,008		$461,494		$217,618
Ratio of net expenses to average net assets	0.20%		0.20%		0.27	% (B)	0.20%		0.20%
Ratio of gross expenses to average net assets	0.42%		0.42%		0.48%		0.42%		0.41%
Ratio of net investment income to average net assets	0.19%		0.34%		1.57%		3.66%		5.20%

(A)  Amount rounds to less than $0.0005.

(B)  Absent money market insurance, the ratio of net expenses to average net assets would have been 0.20%.

See accompanying notes to financial statements.

Touchstone Money Market Fund — Class A

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2011		2010		2009		2008		2007
Net asset value at beginning of period	$1.000		$1.000		$1.000		$1.000		$1.000
Income (loss) from investment operations:
Net investment income	0.000	(A)	0.000	(A)	0.013		0.033		0.046
Net realized gains (losses) on investments	0.000	(A)	—		0.000	(A)	(0.000	) (A)	(0.000	) (A)
Total from investment operations	0.000	(A)	0.000	(A)	0.013		0.033		0.046
Less distributions:
Dividends from net investment income	(0.000	) (A)	(0.000	) (A)	(0.013)		(0.033)		(0.046)
Net asset value at end of period	$1.000		$1.000		$1.000		$1.000		$1.000
Total return	0.01%		0.01%		1.32%		3.36%		4.70%
Net assets at end of period (000’s)	$38,101		$72,719		$115,107		$74,873		$62,748
Ratio of net expenses to average net assets	0.44%		0.55%		0.89	% (B)	0.85%		0.85%
Ratio of gross expenses to average net assets	1.14%		1.13%		1.12%		1.16%		1.21%
Ratio of net investment income to average net assets	0.01%		0.01%		1.16%		3.28%		4.62%

Touchstone Money Market Fund — Class S

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2011		2010		2009		2008		2007
Net asset value at beginning of period	$1.000		$1.000		$1.000		$1.000		$1.000
Income (loss) from investment operations:
Net investment income	0.000	(A)	0.000	(A)	0.011		0.030		0.043
Net realized gains (losses) on investments	0.000	(A)	—		(0.000	) (A)	(0.000	) (A)	(0.000	) (A)
Total from investment operations	0.000	(A)	0.000	(A)	0.011		0.030		0.043
Less distributions:
Dividends from net investment income	(0.000	) (A)	(0.000	) (A)	(0.011)		(0.030)		(0.043)
Net asset value at end of period	$1.000		$1.000		$1.000		$1.000		$1.000
Total return	0.01%		0.01%		1.05%		3.05%		4.39%
Net assets at end of period (000’s)	$207,874		$183,203		$183,328		$185,995		$151,053
Ratio of net expenses to average net assets	0.42%		0.54%		1.17	% (B)	1.15%		1.15%
Ratio of gross expenses to average net assets	1.20%		1.32%		1.45%		1.47%		1.44%
Ratio of net investment income to average net assets	0.01%		0.01%		1.07%		2.99%		4.31%

(A)  Amount rounds to less than $0.0005.

(B)  Absent money market insurance, the ratio of net expenses to average net assets would have been 0.85% and 1.12% for Class A and Class S, respectively.

Touchstone Investments*

DISTRIBUTOR

Touchstone Securities, Inc.*

303 Broadway, Suite 1100

Cincinnati, OH 45202-4203

1.800.638.8194

www.TouchstoneInvestments.com

INVESTMENT ADVISOR

Touchstone Advisors, Inc.*

303 Broadway, Suite 1100

Cincinnati, OH 45202-4203

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SHAREHOLDER SERVICES

1.800.543.0407

*A Member of Western & Southern Financial Group

The following are federal trademark registrations and applications owned by IFS Financial Services, Inc., a member of Western & Southern Financial Group: Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds and Touchstone Select.

303 Broadway, Suite 1100

Cincinnati, OH 45202-4203

Go paperless, sign up today at:

www.TouchstoneInvestments.com/home

For investors who want more information about the Funds, the following documents are available free upon request:

Statement of Additional Information (“SAI”): The SAI provides more detailed information about the Funds and is incorporated herein by reference and is legally a part of this Prospectus.

Annual/Semiannual Reports (“Financial Reports”): The Funds’ Financial Reports provide additional information about the Funds’ investments.  In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year.

You can get free copies of the SAI, the Financial Reports, other information and answers to your questions about the Funds by contacting your financial advisor or by contacting Touchstone Investments at 1.800.543.0407.  The SAI and Financial Reports are also available on the Touchstone Investments website at:

www.TouchstoneInvestments.com/home/formslit/

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.  You can receive information about the operation of the Public Reference Room by calling the SEC at 1.202.551.8090.

Reports and other information about the Funds are available on the EDGAR database of the SEC’s internet site at http://www.sec.gov.  For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520 or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act file no. 811-2538

TSF-55-TINT-3-1201